                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K





                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): October 17, 2000



                     Imperial Petroleum Recovery Corporation
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                     Nevada                              0-21169                   94-6615349
-----------------------------------------------------------------------------------------------------------
         (State or Other Jurisdiction of             (Commission File           (I.R.S. Employer
         Incorporation or Organization)                  Number)               Identification No.)


       2325-A Renaissance Drive, Las Vegas, Nevada                                   89119
-----------------------------------------------------------------------------------------------------------
        (Address of principal executive offices)                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (702) 798-6800

                                      N.A.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



--------------------------------------------------------------------------------
                              Six consecutive pages
                  Exhibit Index appears on consecutive page 4.


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                     IMPERIAL PETROLEUM RECOVERY CORPORATION

ITEM 5.  OTHER EVENTS

         On October 17, 2000, Imperial Petroleum Recovery Corporation issued the press release filed as an exhibit to this report announcing the naming of William W. Chalmers, Jr., as its President and Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

                           (a)      Financial statements of businesses acquired:

                                    N.A.

                           (b)      Pro forma financial information:

                                    N.A.

                           (c)      Exhibits:

                                    The exhibit filed as part of this report is listed in the Exhibit Index, which appears immediately after the signature page and is incorporated herein by this reference.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IMPERIAL PETROLEUM RECOVERY CORPORATION

                                 By:       /s/     Henry K. Kartchner
                                      -------------------------------------
                                          Henry K. Kartchner
                                          Chairman of the Board
Date:  October 18, 2000





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                                  EXHIBIT INDEX

          Exhibit
          Number                                              Exhibit Description
          ------                                              -------------------
            99*                                       Press Release dated October 17, 2000





* Filed herewith.